                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)               March 2, 2000
                                                 -------------------------------


                          STRATEGIC DISTRIBUTION, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     0-5228
--------------------------------------------------------------------------------
                            (Commission file number)

          Delaware                                         22-1849240
--------------------------------------------------------------------------------
(State or other jurisdiction of                       (I. R. S. Employer
incorporation or organization)                         Identification No.)

3220 Tillman Drive, Suite 200, Bensalem, PA               19020
--------------------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)

                                  215-633-1900
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

                                TABLE OF CONTENTS

                                                                       Page No.
ITEM 2


               Acquisition or Disposition of Assets                    3

ITEM 7

               Financial Statements and Exhibits                       4

               Signatures                                              10

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On March 2, 2000, Strategic Distribution, Inc. (the "Company") completed the sale of its wholly-owned subsidiary, INTERMAT, Inc., to Project Software & Development, Inc. ("PSDI") for $55,000,000 in cash. The disposition was made pursuant to the terms of that certain Stock Purchase Agreement between the Company and PSDI, dated as of January 11, 2000 and as amended by Amendment No. 1 to Stock Purchase Agreement, dated as of February 29, 2000. Copies of the Stock Purchase Agreement and Amendment No. 1 are filed herewith as Exhibit 2.1 and 2.2, respectively, and are incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of business acquired

         Not applicable

(b)      Pro forma financial information

         The following pro forma condensed consolidated financial statements of the Company are filed as part of this report:

         Introduction

         Pro Forma Condensed Consolidated Balance Sheet at September 30, 1999 (Unaudited)

         Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 1998 (Unaudited)

         Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 1999 (Unaudited)

         Notes to Pro Forma Condensed Consolidated Financial Statements

(c)      Exhibits:

         2.1 Stock Purchase Agreement between Strategic Distribution, Inc. and Project Software & Development, Inc., dated as of January 11, 2000

         2.2 Amendment No.1 to Stock Purchase Agreement between Strategic Distribution, Inc. and Project Software & Development, Inc., dated as of February 29, 2000

                  STRATEGIC DISTRIBUTION, INC. AND SUBSIDIARIES
      INTRODUCTION TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of September 30, 1999 gives effect to the sale of INTERMAT, Inc. ("INTERMAT") as if it had occurred on September 30, 1999. The unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 1998 and the nine months ended September 30, 1999 present operating results of the Company as if the sale of INTERMAT had occurred on January 1, 1998. Such statements of operations do not include the estimated net gain of approximately $27 million on the sale of INTERMAT. The pro forma adjustments are based upon available information and certain assumptions that management of the Company believes are reasonable in the circumstances. The Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with financial information pertaining to the Company included in the Annual Report on Form 10-K for the year ended December 31, 1998 and the Quarterly Report on Form 10-Q for the period ended September 30, 1999. The Pro Forma Condensed Consolidated Financial Statements are not intended to be indicative of the consolidated results of operations or financial position of the Company that would have been reported if the sale had occurred at the dates indicated or of the consolidated results of future operations or of future financial position.

                  STRATEGIC DISTRIBUTION, INC. AND SUBSIDIARIES

Pro Forma Condensed Consolidated Balance Sheet at September 30, 1999 (unaudited)

                                (in thousands)

                                                                          Pro Forma
                                                          Historical     Adjustments        Pro Forma
                                                          ----------     -----------        ---------
                               Assets

Current assets:

  Cash and cash equivalents                                  $ 1,147      $ 33,600 a
                                                                              (649)b         $ 34,098
  Accounts receivable, net                                    52,806        (1,840)b           50,966
  Inventories                                                 40,941             -             40,941
  Prepaid expenses and other
   current assets                                                844           (30)b              814
  Deferred income taxes                                        1,165           477 c            1,642
                                                          -----------    ----------        -----------
    Total current assets                                      96,903        31,558            128,461
                                                          -----------    ----------        -----------

Notes receivable                                               2,050             -              2,050
Property and equipment, net                                   16,860        (1,250)b           15,610
Intangible assets, net                                         6,492        (4,292)b            2,200
Other assets                                                     814             -                814
                                                          -----------    ----------        -----------
    Total assets                                           $ 123,119      $ 26,016          $ 149,135
                                                          ===========    ==========        ===========


           Liabilities and Stockholders' Equity

Current liabilities:
  Accounts payable and
   accrued expenses                                         $ 41,190       $ 4,600 a
                                                                              (631)b
                                                                             8,400 c         $ 53,559
  Current portion of long-term debt                               22             -                 22
                                                          -----------    ----------        -----------
    Total current liabilities                                 41,212        12,369             53,581
                                                          -----------    ----------        -----------

  Long-term debt                                              20,032       (20,000)a               32
  Subordinated debt to related party                           1,400        (1,400)a                -
  Net liabilities of discontinued operations                   1,336             -              1,336
  Deferred income taxes                                          125             -                125
                                                          -----------    ----------        -----------
    Total liabilities                                         64,105        (9,031)            55,074
                                                          -----------    ----------        -----------


Stockholders' equity                                          59,014         8,377 c
                                                                            26,670 d           94,061
                                                          -----------    ----------        -----------
    Total liabilities and stockholders' equity             $ 123,119      $ 26,016          $ 149,135
                                                          ===========    ==========        ===========



       See notes to pro forma condensed consolidated financial statements.

               STRATEGIC DISTRIBUTION, INC. AND SUBSIDIARIES

   Pro Forma Condensed Consolidated Statement of Operations for the Year
                    Ended December 31, 1998 (Unaudited)

                     (in thousands, except share data)

                                                                                  Pro Forma
                                                                  Historical     Adjustments         Pro Forma
                                                                  ----------     -----------         ---------
 Revenues                                                        $ 219,348       $ (9,302)e        $ 210,046
 Cost and expenses:
   Cost of materials                                               170,003                           170,003
   Operating wages and benefits                                     18,564         (1,575)e           16,989
   Other operating expenses                                          7,299         (2,431)e            4,868
   Selling, general and administrative expenses                     25,004         (3,997)e           21,007
                                                               ------------   ------------       ------------
 Total costs and expenses                                          220,870         (8,003)           212,867
                                                               ------------   ------------       ------------
           Operating loss                                           (1,522)        (1,299)            (2,821)

 Interest income, net                                                  585            106 e
                                                                                       21 f              712
                                                               ------------   ------------       ------------
           Loss before income taxes                                   (937)        (1,172)            (2,109)

 Income tax benefit                                                      -            738 c              738
                                                               ------------   ------------       ------------
           Net loss                                                 $ (937)        $ (434)          $ (1,371)
                                                               ============   ============       ============

 Net loss per common share - basic and diluted                     $ (0.03)                          $ (0.04)
                                                               ============                      ============

 Weighted average number of shares of common stock outstanding:

             Basic and diluted                                  31,234,202                        31,234,202
                                                               ============                      ============



       See notes to pro forma condensed consolidated financial statements.

               STRATEGIC DISTRIBUTION, INC. AND SUBSIDIARIES

 Pro Forma Condensed Consolidated Statement of Operations for the Nine Months
                   Ended September 30, 1999 (Unaudited)

                     (in thousands, except share data)

                                                                                  Pro Forma
                                                                  Historical     Adjustments        Pro Forma
                                                                  ----------     -----------        ---------
 Revenues                                                         $ 212,628      $ (5,304)e         $ 207,324
 Cost and expenses:
   Cost of materials                                                167,868                           167,868
   Operating wages and benefits                                      16,989        (1,188)e            15,801
   Other operating expenses                                           6,550        (1,587)e             4,963
   Selling, general and administrative expenses                      22,525        (2,505)e            20,020
                                                               -------------   -----------        ------------
 Total costs and expenses                                           213,932        (5,280)            208,652
                                                               -------------   -----------        ------------
           Operating loss                                            (1,304)          (24)             (1,328)

 Interest income (expense), net                                        (564)           72 e
                                                                                      694 f               202
                                                               -------------   -----------        ------------
           Income (loss) before income taxes                         (1,868)          742              (1,126)

 Income tax benefit                                                       -           394 c               394
                                                               -------------   -----------        ------------
           Net income (loss)                                       $ (1,868)      $ 1,136              $ (732)
                                                               =============   ===========        ============

 Net loss per common share - basic and diluted                      $ (0.06)                          $ (0.02)
                                                               =============                      ============

 Weighted average number of shares of common stock outstanding:

             Basic and diluted                                   31,079,290                        31,079,290
                                                               =============                      ============



       See notes to pro forma condensed consolidated financial statements.

                  STRATEGIC DISTRIBUTION, INC. AND SUBSIDIARIES

         Notes to Pro Forma Condensed Consolidated Financial Statements

                                   (unaudited)

The accompanying Pro Forma Condensed Consolidated Financial Statements give effect to the following pro forma adjustments necessary to reflect the sale of INTERMAT as if the transaction occurred at the dates indicated in the
Introduction:

(a) To reflect cash proceeds of $55,000,000, assumed repayment of long-term debt of $21,400,000 and estimated transaction costs of $4,600,000.

(b) To reflect the elimination of the assets and liabilities upon the sale of INTERMAT.

(c) To reflect the estimated impact at statutory rates on the Company's current and deferred income taxes resulting from the sale of INTERMAT. In consideration of the estimated taxable income from the sale of INTERMAT as if such transaction had occurred on September 30, 1999, the accompanying pro forma condensed consolidated balance sheet reflects the recognition of deferred tax benefits amounting to $8,377,000, primarily from the reversal of the previously established valuation allowance on net operating loss carryforwards and other deductible temporary differences. The pro forma condensed consolidated statements of operations for the year ended December 31, 1998 and the nine months ended September 30, 1999, reflect federal income tax benefits on the Company's pretax losses at the statutory rate of 35%.

(d) To reflect the estimated net gain on the sale of INTERMAT and related income tax effect at September 30, 1999.

(e) To reflect the elimination of revenue and expenses for INTERMAT for the period.

(f) To reflect reduction of interest expense resulting from the assumed repayment of long-term debt from available proceeds.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            Strategic Distribution, Inc.

Date: March 17, 2000                        By: /s/ John M. Sergey
                                               -------------------------
                                               John M. Sergey
                                               President and Chief
                                               Executive Officer

Date: March 17, 2000                        By: /s/ David L. Courtright
                                               --------------------------
                                               David L. Courtright,
                                               Controller and
                                               Chief Accounting Officer

                                  EXHIBIT INDEX

         2.1 Stock Purchase Agreement between Strategic Distribution, Inc. and Project Software & Development, Inc., dated as of January 11, 2000

         2.2 Amendment No.1 to Stock Purchase Agreement between Strategic Distribution, Inc. and Project Software & Development, Inc., dated as of February 29, 2000